                                                            Exhibit 23






                  CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-58937) of United Technologies Corporation of our report dated May 24, 1996 appearing in the United Technologies Corporation Defined Contribution Retirement Plan's Annual Report on Form 11-K for the period ended December 31, 1995.



PRICE WATERHOUSE LLP
Hartford, Connecticut
June 7, 1996